Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of ROKWADER, Inc.

We have audited the accompanying combined balance sheets of the Clean Freak Car Wash Group (the “Group”) as of December 31, 2015 and 2014, and the related combined statements of operations, changes in owners’ deficit, and cash flows for the years then ended. These combined financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. The Group is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that we considered appropriate under the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Group’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Clean Freak Car Wash Group as of December 31, 2015 and 2014, and the results of their operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Anton & Chia, LLP

Newport Beach, California

March 3, 2017

CLEAN FREAK CAR WASH GROUP
COMBINED BALANCE SHEETS
DECEMBER 31,

ASSETS	2015	2014
Current Assets
Cash (Note 2)	$452,564	$354,348
Accounts Receivable	12,586	12,704
Related Party Receivables (Note 5)	116,456	132,779
Other Current Assets	11,617	10,097
Total Current Assets	593,223	509,928

Property and Equipment
Car Wash Equipment	4,301,514	4,231,747
Car Wash Vending Machine	13,961	13,961
Office Equipment	26,829	26,829
Building	4,566,695	4,566,695
Land	1,751,068	1,751,068
Improvements	410,926	410,926
Total Property and Equipment	11,070,993	11,001,226
Accumulated Depreciation	(4,683,383)	(3,809,832)
Total Net Property and Equipment (Note 2)	6,387,610	7,191,394

Other Assets
Intangible Assets
Trademark, Net of Accumulated Amortization
of $2,564 and $1,497 (Note 4)	17,639	8,668
Loan Fees, Net of Accumulated Amortization
of $90,096 and $70,390 (Note 4)	88,464	108,172
Total Intangible Assets	106,103	116,840

Other Assets	15,000	15,000
Deposits	30,000	—
Total Other Assets	151,103	131,840

TOTAL ASSETS	$7,131,936	$7,833,162

LIABILITIES AND OWNERS' DEFICIT
Current liabilities:
Accounts Payable	$171,829	$128,276
Income Taxes Payable	117	832
Rent Payable	80,300	92,400
Interest Payable	37,919	34,633
Other Current Liabilities	9,091	12,732
Related Party Payables (Note 5)	705,454	794,996
Current Portion of Long-Term Debt (Note 3)	502,266	535,227
Total Current Liabilities	1,506,976	1,599,096

Other Liabilities
Long Term Debt, Less Current Portion (Note 3)	8,304,640	8,672,380
Total Other Liabilities	8,304,640	8,672,380

TOTAL LIABILITIES	9,811,616	10,271,476

OWNERS' DEFICIT	(2,679,680)	(2,438,314)

TOTAL LIABILITIES AND OWNERS' DEFICIT	$7,131,936	$7,833,162

99.1-2

CLEAN FREAK CAR WASH GROUP
COMBINED STATEMENT OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

	2015	2014

REVENUES	$6,490,178	$6,199,128

COST OF GOODS SOLD	(2,070,179)	(1,828,316)

GROSS PROFIT	4,419,999	4,370,812

OPERATING EXPENSES	(3,132,548)	(2,987,182)

INCOME FROM OPERATIONS	1,287,451	1,383,630

OTHER INCOME (EXPENSE)
Interest Income	2,685	984
Interest Expense	(524,274)	(559,861)
Other Income (Expense)	(9,701)	(8,476)
TOTAL OTHER INCOME (EXPENSE)	(531,290)	(567,353)

INCOME BEFORE INCOME TAX EXPENSE	756,161	816,277

INCOME TAX EXPENSE (Note 2)	(3,099)	(875)

NET INCOME	$753,062	$815,402

99.1-3

CLEAN FREAK CAR WASH GROUP
COMBINED STATEMENT OF OWNERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31,

BALANCE, DECEMBER 31, 2013	$(2,096,716)

2014 Contributions	—
2014 Distributions	(1,157,000)

2014 Net Income	815,402
BALANCE, DECEMBER 31, 2014	(2,438,314)

2015 Contributions	—
2015 Distributions	(994,428)

2015 Net Income	753,062
BALANCE, DECEMBER 31, 2015	$(2,679,680)

 99.1-4

CLEAN FREAK CAR WASH GROUP
COMBINED STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$753,062	$815,402

Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and Amortization	899,588	883,503
Loss on Disposal of Equipment	11,656	6,812

Changes in operating assets and liabilities:
Accounts Receivable	118	(3,125)
Related Party Receivables (Note 5)	16,323	(19,425)
Other Current Assets	(1,520)	(1,093)
Deposits	(30,000)	—
Accounts Payable	43,553	40,970
Income Taxes Payable	(715)	832
Rent Payable	(12,100)	22,800
Interest Payable	3,286	(19,529)
Other Current Liabilities	(3,641)	(101,579)
Related Party Payables (Note 5)	(89,542)	(75,614)
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,590,068	1,549,954

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Equipment	(97,017)	(202,894)
Sale of Equipment	10,330	—
Purchase of Intangible Assets	(10,036)	—
NET CASH (USED IN) INVESTING ACTIVITIES	(96,723)	(202,894)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital Distributions	(994,428)	(1,157,000)
Repayment of Long-Term Debt	(400,701)	(245,725)
NET CASH (USED IN) FINANCING ACTIVITIES	(1,395,129)	(1,402,725)

NET INCREASE (DECREASE) IN CASH	98,216	(55,665)

CASH, BEGINNING OF YEAR	354,348	410,013

CASH, END OF YEAR	$452,564	$354,348

Supplemental Disclosures

Cash Paid for Interest	$524,274	$559,861

Cash Paid for Taxes	$3,099	$875

 99.1-5

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

1. Description of Business

Organization and Purpose

The Clean Freak Car Wash Group (not a real entity) (“the Group”) consists of six individual entities created to own, hold, plan, improve and manage car wash facilities and related uses such as but not limited to convenience shops, restaurants, and other facilities located within or adjacent to the car wash facilities in the state of Arizona. The Group prepared these combined financial statements in order to facilitate the required filing with the Securities and Exchange Commission by Rokwader, Inc., after a subsidiary of Rokwader, Inc. purchased certain assets and stock of the entities in the Group.

The entities included in these Combined Financial Statements are: (1) Clean Freak USA, Inc. (an Arizona Corporation) formed on December 16, 2011 under the laws of the state of Arizona. (2) CF Car Wash Camelback, LLC (a Limited Liability Company) formed on December 16, 2005 under the laws of the state of Arizona. (3) CF Car Wash I, LLC (a Limited Liability Company) formed on March 31, 2008 under the laws of the state of Arizona. (4) CF Car Wash II, LLC (a Limited Liability Company) formed on September 8, 2009 under the laws of the state of Arizona. (5) CF Car Wash Chandler, LLC (a Limited Liability Company) formed under the laws of the state of Arizona. (6) CF Car Wash Bell, LLC (a Limited Liability Company) formed under the laws of the state of Arizona.

Clean Freak USA, Inc. is 20% owned by Pure Partners, LLC, 20% owned by Trevor McDowell Revocable Trust, 20% owned by Craig McDowell, 20% owned by Mark McDowell, and 20% owned by James McDowell. Clean Freak USA, Inc. has a fiscal year end of September 30. As permitted by the Financial Accounting Standards Board’s Accounting Standards Codification Topic 810 related to Consolidations, the Group included the results of Clean Freak USA, Inc. as of and for the fiscal years ended September 30, 2015 and 2014. The Group did not recognize intervening events that would materially affect the Group’s combined financial position or results of operations.

CF Car Wash Camelback, LLC is 95% owned by CF Partners, LLC, an entity owned indirectly by James McDowell, Trevor McDowell, Craig McDowell, and Mark McDowell (The McDowell Family). The entity operates a car wash facility in Phoenix, Arizona. The remaining ownership interest is owned by multiple minority owners.

CF Car Wash I, LLC is 59.18% owned by Clean Freak Holdings, LLC, an entity owned by the McDowell Family. The entity operates a car wash facility in Phoenix, Arizona. The remaining ownership interest is owned by multiple minority owners.

CF Car Wash II, LLC is 79% owned by the McDowell Family. The entity operates a car wash facility in Chandler, Arizona. The remaining ownership interest is owned by multiple minority owners.

CF Car Wash Chandler, LLC is 95% owned by CF Partners, LLC, the entity owned indirectly by the McDowell Family. The entity operates a car wash facility in Chandler, Arizona. The remaining ownership interest is owned by multiple minority owners.

CF Car Wash Bell, LLC is 79.17% owned by Clean Freak Holdings, LLC, which is owned by the McDowell Family. The entity operates a car wash facility in Glendale, Arizona. The remaining ownership interest is owned by multiple minority owners.

Basis of Presentation

The Combined Financial Statements include the accounts of the six individual entities comprising the Clean Freak Car Wash Group as they are entities under common control and management. All transactions between and among the Clean Freak Car Wash Group have been eliminated. The Group presents its financial statements in accordance with U.S. generally accepted accounting principles in the United States of America (“GAAP”)

 99.1-6

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

2. Summary of Significant Accounting Policies

Cash and Cash Equivalents

Cash and Cash Equivalents are defined as all investments purchased with an original maturity date of three months or less.

Concentration of Credit Risk

At times, the Group may maintain deposits with banks in amounts in excess of federal depository insurance limits. The Group had $452,564 and $354,348 in cash at December 31, 2015 and 2014, respectively. There is no credit risk related to these cash deposits at December 31, 2015 and 2014.

Use of Estimates

The preparation of the Combined Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

Revenue Recognition

Sales revenue from car wash services is recognized when earned. Credit is extended to certain customers. These customers are billed at the end of the month for services provided during the prior month. Revenue from customers who hold a monthly membership is recognized when the customer renews its membership.

Franchise fee revenue is recognized at the time fees are received. The Group generates revenue by entering into License Agreements with Franchisees where Franchisees agree to pay a monthly fee to the Group. The License Agreement provides that the Group has developed methods for establishing, operating, and promoting businesses engaged in the business of Car Wash using the service mark and related trade names and trademarks (“Marks”) and the Group’s proprietary methods of doing business (“the License Methods”). The Group grants Franchisees the right to develop and operate a Clean Freak Car Wash License, under the Marks and pursuant to the Licensed Methods.

Accounts Receivable

The Group reports accounts receivable net of an allowance for doubtful accounts equal to the estimated collection losses to be incurred. Estimated losses are based on actual collection experience and management’s evaluation of the current status of existing receivables. The allowance for doubtful accounts is based on evaluation of various factors influencing the collectability of all receivables. Management anticipates no problems with collection and no allowance for doubtful accounts is considered necessary at December 31, 2015 and 2014.

A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days. No interest is charged on past-due receivables.

 99.1-7

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

2. Summary of Significant Accounting Policies (Continued)

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the respective lives of the assets. The ranges of estimated useful lives are as follows:

Years
Buildings	15
Leasehold improvements	7 - 15
Machinery and equipment	5 - 15

Depreciation expense for the years ended December 31, 2015 and 2014 was $878,815 and $863,117, respectively.

Intangible Assets

Intangible Assets with finite lives are amortized on a straight line-basis over their estimated useful lives. The Group’s loan fees and trademarks are subject to amortization and are tested for impairment at least annually. Loan fees are amortized over 7 to 20 years, while trademarks are amortized over 15 years.

Based on the review of the Group’s intangible assets, no impairment loss was recorded in relation to the Group’s loan fees or trademarks.

Advertising Expenses

Advertising costs are expensed as incurred and are included in operating expenses in the accompanying combined statement of operations. Total advertising expenses approximated $40,104 and $35,449 for the years ended December 31, 2015 and 2014, respectively.

Income Taxes

Clean Freak USA, Inc., an entity whose accounts are included in these Combined Financial Statements, reports its federal and state income tax returns separately from the remaining entities comprising the Group. The remaining five entities, CF Car Wash Camelback, LLC, CF Car Wash Chandler, LLC, CF Car Wash I, LLC, CF Car Wash II, LLC, and CF Car Wash Bell, LLC, are limited liability companies. The income of each limited liability company for income tax purposes is the responsibility of the individual members. For these entities, no income tax provision is reflected on these Combined Financial Statements.

The Group follows the guidance of the Financial Accounting Standards Board’s Accounting Standards Codification Topic 740 related to Income Taxes. According to Topic 740, deferred income taxes are recorded to reflect the tax consequences in future years of temporary differences between the tax basis of the assets and liabilities and their financial amounts at year-end.

For federal income tax purposes, substantially all expenses incurred prior to the commencement of operations must be deferred and then they may be written off over a 180-month period. Tax deductible losses can be carried forward for 20 years until utilized for federal tax purposes. The Group will provide a valuation allowance in the full amount of the deferred tax assets since there is no assurance of future taxable income. Additionally, the Group may reserve a portion of the deferred tax assets due to restrictions of tax benefits related to changes in ownership.

 99.1-8

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

2. Summary of Significant Accounting Policies (Continued)

The Group utilizes the Financial Accounting Standards Board’s Accounting Standards Codification Topic 740 related to Income Taxes to account for the uncertainty in income taxes. Topic 740 for Income Taxes clarifies the accounting for uncertainty in income taxes by prescribing rules for recognition, measurement and classification in financial statements of tax positions taken or expected to be in a tax return. Further, it prescribes a two-step process for the financial statement measurement and recognition of a tax position. The first step involves the determination of whether it is more likely than not (greater than 50 percent likelihood) that a tax position will be sustained upon examination, based on the technical merits of the position. The second step requires that any tax position that meets the more likely than not recognition threshold be measured and recognized in the financial statements at the largest amount of benefit that is a greater than 50 percent likelihood of being realized upon ultimate settlement. This topic also provides guidance on the accounting for related interest and penalties, financial statement classification and disclosure. The Group’s policy is that any interest or penalties related to uncertain tax positions are recognized in income tax expense when incurred. The Group has no uncertain tax positions or related interest or penalties requiring accrual at December 31, 2015.

Recent Accounting Pronouncements

In March 2016, the FASB issued ASU 2016-09, Compensation – Stock Compensation (Topic 718) Improvements to Employee Share-Based Payment Accounting. ASU 2016-09 was issued as part of the Board’s Simplification Initiative. The areas for simplification in this Update involve several aspects of the accounting for share-based payment transactions, Accounting for Income Taxes, Classification of Excess Tax Benefits on the Statement of Cash Flows, Forfeitures, Minimum Statutory Tax Withholding Requirements, Classification of Employee Taxes Paid on the Statement of Cash Flows When an Employer Withholds Shares for Tax-Withholding Purposes, Practical Expedient- Expected Term, and Intrinsic Value. In addition to those simplifications, the amendments eliminate the guidance in Topic 718 that was indefinitely deferred shortly after the issuance of FASB Statement No. 123 (revised 2004), Share-Based Payment. For public business entities, the amendments in this Update are effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. For all other entities, the amendments are effective for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Early adoption is permitted for any entity in any interim or annual period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The Group is currently assessing this guidance for future implementation.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 requires entities to recognize lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. Topic 842 requires the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. When measuring assets and liabilities arising from a lease, a lessee (and a lessor) should include payments to be made in optional periods only if the lessee is reasonably certain to exercise an option to extend the lease or not to exercise an option to terminate the lease. Similarly, optional payments to purchase the underlying asset should be included in the measurement of lease assets and lease liabilities only if the lessee is reasonably certain to exercise that purchase option. In addition, also consistent with the previous leases guidance, a lessee (and a lessor) should exclude most variable lease payments in measuring lease assets and lease liabilities, other than those that depend on an index or a rate or are in substance fixed payments.

For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term.

99.1-9

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

2. Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements (Continued)

The accounting applied by a lessor is largely unchanged from that applied under previous GAAP. In addition to the changes outlined above, the previous accounting model for leveraged leases continues to apply only to those leveraged leases that commenced before the effective date of the guidance in this Update.

The amendments in this Update are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, for any of the following:

1.	A public business entity
2.	A not-for-profit entity that has issued, or is a conduit bond obligor for, securities that are traded, listed, or quoted on an exchange or an over-the-counter market.
3.	An employee benefit plan that files financial statements with the U.S. Securities and Exchange Commission (SEC).

For all other entities, the amendments in this Update are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early application of the amendments in this Update is permitted for all entities. The Group is currently assessing this guidance for future implementation.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740) Balance Sheet Classification of Deferred Taxes. ASU 2015-17 requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The amendments in this Update apply to all entities that present a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments in this Update. The amendments in this Update will align the presentation of deferred income tax assets and liabilities with International Financial Reporting Standards (IFRS). IAS 1, Presentation of Financial Statements, requires deferred tax assets and liabilities to be classified as noncurrent in a classified statement of financial position. For public entities, the amendments in ASU 2015-17 will be effective for financial statements issued for annual periods beginning after December 15, 2016 and interim periods within those annual periods. For all other entities, thee amendments in this Update are effective for financial statements issued for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Earlier application is permitted for all entities as of the beginning of an interim or annual reporting period. The amendments in this Update may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. If an entity applies the guidance prospectively, the entity should disclose in the first interim and first annual period of change, the nature of and reason for the change in accounting principle and a statement that prior periods were not retrospectively adjusted. If an entity applies the guidance retrospectively, the entity should disclose

99.1-10

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

2. Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements (Continued)

in the first interim and first annual period of change the nature of and reason for the change in accounting principle and quantitative information about the effects of the accounting change on prior periods. The Group is currently assessing this guidance for future implementation.

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810) Amendments to the Consolidation Analysis. ASU 2015-02 change the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities. The amendments in this Update affect the following areas: (1) Limited partnerships and similar legal entities, (2) Evaluating fees paid to a decision maker or a service provider as a variable interest, (3) The effect of fee arrangements on the primary beneficiary determination, (4) The effect of related parties on the primary beneficiary determination, and (5) Certain investment funds. The amendments in this Update are effective for public business entities for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2015. For all other entities, the amendments in this Update are effective for fiscal years beginning after December 15, 2016, and for interim periods within fiscal years beginning after December 15, 2017. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. A reporting entity may apply the amendments in this Update using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption. A reporting entity also may apply the amendments retrospectively. The Group is currently assessing this guidance for future implementation.

99.1-11

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

3. Notes and Loans Payable

Notes and Loans Payable consists of the following at December 31:

	2015	2014

Note Payable to Republic Bank AZ, payable with 120 payments starting at of $8,525.28 at September 2012 and a balloon payment of $40,000 including principal and interest at a rate of 6.00% ending 2015 and 6.25% ending 2022, due May 24, 2020.	$554,656	$623,341

Note payable to Alliance bank, secured by a Deed of Trust, Assignment of Rents, Commercial Security Agreement and and a Modification of Deed of Trust, payable with an initial payment of $17,691 starting May 2013 and 83 monthly installments of $20,503 principal and interest at 4.5%, due May 2020. There is a balloon payment of $2,375,946 on May 24, 2020.	2,898,774	3,004,505

Note payable to Alliance Bank, secured by Construction Deed of Trust, a Commercial Security Agreement, and an Assignment of Deposit Account, payable in monthly installments of $6,575 and a balloon payment of $834,149, including principal and interest at 5.00%, due September 2020.	979,040	1,007,515

Note payable to US Small Business Administration, payable in monthly installments of $4,389, including principal and interest at 3.263%, due September 2030.	529,299	556,796

Note payable with Alliance Bank, secured by a Deed of Trust on a commercial building, an Assignment of Rents and Commercial Security Agreements with member of the Company. The loan is payable in monthly installments of principal and interest of $13,793. Interest is payable at a rate of 5.453%. Monthly installments of $13,793 and a balloon payment of $1,545,956 is due September 25, 2020.	1,866,903	1,927,362

Loan payable to Maureen Snell. The loan payable is unsecured and is due in full on demand. The loan carries an interest rate of 10% annually.	30,000	30,000

99.1-12

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

3. Notes and Loans Payable (Continued)

	2015	2014

Loan payable to Hannah Chan. The loan payable is unsecured and payable in full on demand. The loan carries an interest rate of 10% annually.	$70,000	$120,000

Loan payable to Kristen Guthrie. The loan payable is unsecured and payable in full on demand. The loan carries an interest rate of 10% annually.	20,000	20,000

Note payable with Alliance Bank, secured by a Deed of Trust on a commercial building, Assignment of Rents and Commercial Security Agreement. The loan is payable in monthly installments of $13,655 including principal and interest at 5.453% due September 25, 2020.	1,848,234	1,908,088

Loan payable to H. Scott Thiel. The loan is unsecured and payable in full on demand. The loan carries an interest rate of 10% annually.	10,000	10,000

	$8,806,906	$9,207,607

Less: Current Portion	$(502,266)	$(535,227)

	$8,304,640	$8,672,380

The Group's loan agreements contain various restrictive covenants including, but not limited to, debt to equity ratio, fixed charge coverage ratio and limitations on distributions.

Aggregate maturities of long-term debt for the five years subsequent to December 31, 2015, are as follows:

99.1-13

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

4. Intangible Assets

Identified intangible assets, net of accumulated amortization, consisted of the following:

	2015	2014

Trademarks, net of accumulated amortization of $2,564 and $1,497, respectively	$17,639	$8,668

Loan Fees, net of accumulated amortization of $90,096 and $70,390, respectively	88,464	108,172

Total Intangible Assets	$106,103	$116,840

Amortization Expense for the years ended December 31, 2015 and 2014 was $20,773 and $20,386, respectively. Estimated aggregate amortization expense for each of the next five fiscal years is:

2016	$21,054
2017	16,890
2018	11,246
2019	11,246
2020	9,238
Thereafter	36,429
$106,103

No intangible assets have been renewed or extended in the years ended December 31, 2015 and 2014.

5. Related Party Transactions

The Group has a receivable from a related party, CF Partners, LLC in the amount of $50,000 as of December 31, 2015 and 2014, respectively. The Group and CF Partners, LLC are part of a group of companies that are majority owned by the McDowell family.

The Group has a net receivable from a related party, Twins Management, Inc. in the amount of $7,272 and $9,879 as of December 31, 2015 and 2014, respectively. The Group and Twins Management, Inc. are part of a group of companies that are majority owned by the McDowell family.

The Group has a net receivable from a related party, CF Holdings, LLC in the amount of $41,690 as of December 31, 2015 and 2014. The Group and CF Holdings, LLC are part of a group of companies that are majority owned by the McDowell family.

The Group has a receivable from a Related Party, CF Car Wash Ventura, LLC in the amount of $926 and zero as of December 31, 2015 and 2014, respectively. The Group and CF Car Wash Ventura, LLC are part of a group of companies that are majority owned by the McDowell family.

99.1-14

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

5. Related Party Transactions (Continued)

The Group has a receivable from a Related Party, CF Car Wash Via Linda, LLC in the amount of $14,246 and $31,210 as of December 31, 2015 and 2014, respectively. The Group and CF Car Wash Via Linda, LLC are part of a group of companies that are majority owned by the McDowell family.

The Group has a receivable from a Related Party, CF Car Wash Irvington, LLC in the amount of $966 and zero as of December 31, 2015 and 2014, respectively. The Group and CF Car Wash Irvington, LLC are part of a group of companies that are majority owned by the McDowell family.

The Group has a receivable from a Related Party, CF Car Wash Carmel Village, LLC in the amount of $1,146 and zero as of December 31, 2015 and 2014, respectively. The Group and CF Carmel Village, LLC are part of a group of companies that are majority owned by the McDowell family.

The Group has a receivable from a related party, Owl Ear in the amount of $210 and zero as of December 31, 2015 and 2014, respectively. The Group and Owl Ear are part of a group of companies that are majority owned by the McDowell family.

Related Party Receivables	2015	2014
CF Partners, LLC	50,000	50,000
Twins Management, Inc.	7,272	9,879
CF Holdings, LLC	41,690	41,690
CF Car Wash Ventura, LLC	926	—
CF Car Wash Via Linda, LLC	14,246	31,210
CF Car Wash Irvington, LLC	966	—
CF Car Wash Carmel Village, LLC	1,146	—
Owl Ear	210	—
	$116,456	$132,779

The Group has a payable to a related party, JR McDowell in the amount of $18,577 and $4,596 as of December 31, 2015 and 2014, respectively. The Group and JR McDowell are part of a group of companies that are majority owned by the McDowell family.

The Group has a payable to a related party, Twins Management, Inc. in the amount of $84,577 and $124,201 as of December 31, 2015 and 2014, respectively. The Group and Twins Management Inc. are part of a group of companies that are majority owned by the McDowell family.

The Group has a payable to a related party, CF Holdings, LLC. in the amount of $389,355 and $423,235 as of December 31, 2015 and 2014, respectively. The Group and CF Holdings, LLC are part of a group of companies that are majority owned by the McDowell family.

The Group has a payable to a related party, CF Car Wash Ventura, LLC in the amount of $2,084 and $2,889 as of December 31, 2015 and 2014, respectively. The Group and CF Car Wash Ventura, LLC are part of a group of companies that are majority owned by the McDowell family.

The Group has a payable to a related party, CF Car Wash Irvington, LLC in the amount of $2,024 and zero as of December 31, 2015 and 2014, respectively. The Group and CF Car Wash Irvington, LLC are part of a group of companies that are majority owned by the McDowell family.

99.1-15

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

5. Related Party Transactions (Continued)

The Group has a payable to a related party, CF Car Wash Carmel Village, LLC in the amount of $2,837 and zero as of December 31, 2015 and 2014, respectively. The Group and CF Car Wash Carmel Village, LLC are part of a group of companies that are majority owned by the McDowell family.

The Group has a payable to a related party, Partnership, Inc. in the amount of zero and $9,075 as of December 31, 2015 and 2014, respectively. The Group and Partner Ownership are part of a group of companies that are majority owned by the McDowell family.

The Group has a loan payable to James McDowell in the amount of $10,000 and $25,000 as of December 31, 2015 and 2014, respectively. The loan payable is unsecured and is due and payable in full on demand. The loan carries an interest rate of 10% annually. The Group and James McDowell are part of a group of companies that are majority owned by the McDowell family.

The Group has a loan payable to Pierce Holdings AZ, LLC in the amount of $30,000 as of December 31, 2015 and 2014. The loan payable is unsecured and is payable in full on demand. The loan carries an interest rate of 10% annually. The Group and Pierce Holdings AZ, LLC are part of a group of companies that are majority owned by the McDowell family.

The Group has a loan payable to Kathleen McDowell in the amount of $100,000 as of December 31, 2015 and 2014, respectively. The loan payable is unsecured and payable in full on demand. The loan carries and interest rate of 10% annually. Kathleen McDowell is a relative of the majority owners of the Group.

The Group has a loan payable to McDowell Revocable Trust in the amount of $65,000 and $75,000 as of December 31, 2015 and 2014, respectively. The loan payable is unsecured and payable in full on demand. The loan carries and interest rate of 10% annually. The trustees of the McDowell Revocable Trust are the majority owners of the Group.

The Group has a payable to a related party, CF Partners, LLC in the amount of $1,000 as of December 31, 2015 and 2014, respectively. The Group and CF Partners, LLC are part of a group of companies that are majority owned by the McDowell family.

Related Party Payables	2015	2014
CF Holdings, LLC	$389,355	$423,235
JR McDowell	18,577	4,596
CF Car Wash Ventura, LLC	2,084	2,889
CF Car Wash Irvington, LLC	2,024	—
CF Car Wash Carmel Village, LLC	2,837	—
Twins Management, Inc.	84,577	124,201
James McDowell	10,000	25,000
Pierce Holdings AZ, LLC	30,000	30,000
Kathleen McDowell	100,000	100,000
McDowell Revocable Trust	65,000	75,000
CF Partners, LLC	1,000	1,000
Partnership, Inc.	—	9,075
	$705,454	$794,996

99.1-16

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

6. Franchise Fee Revenue

The Group has entered into License Agreements with several Franchisees where the Group grants the Franchisees the right to develop and operate a license under the service mark and related trade names and trademarks and pursuant to the Group’s proprietary methods of doing business. No initial franchise fee was collected by the Group. Franchisees will pay a monthly fee to the Group due on the first day of the following month. The License Agreements are in effect until the Franchisee provides the Group with a thirty days written notice of termination. During the years ended December 31, 2015 and 2014, the Group recognized $10,600 and zero in franchise fee revenue, respectively.

7. Income Taxes

The current year provision for income taxes, related to Clean Freak USA, Inc., includes income taxes currently payable and those deferred due to temporary differences between financial statement and tax basis of assets and liabilities. The provision for income taxes consists of the following:

	2015	2014
Current
Federal	$2,124	$825
State	957	50
	3,099	875

Deferred
Federal	—	—
State	—	—
	—	—

Total	$3,099	$875

The following reconciles the federal statutory income tax rate to the effective rate of the provision for income taxes.

	2015	2014

Federal Statutory Rate	15.00%	15.00%
State Taxes	6.28	0.93
Other	(0.95)	0.45
Total Tax	20.33%	16.38%

The Group is no longer subject to examination by the Internal Revenue Service for tax years prior to September 30, 2012 and by the Arizona Department of Revenue for tax years prior to September 30, 2011.

99.1-17

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

8. Subsequent Events

Five of the entities comprising the Company entered into an Asset Contribution Agreements with Rokwader Acquisition Corp. on April 30, 2016. The entities were CF Car Wash I, LLC, CF Car Wash II, LLC, CF Car Wash Camelback, LLC, CF Car Wash Chandler, LLC, and CF Car Wash Bell, LLC. The Agreements establish that each entity will sell all of the properties, assets and rights of the entity, real or personal, tangible or intangible, of every kind and description, wherever located, relating to the Business, together with the goodwill associated therewith, other than the Excluded Assets, as defined in each individual Agreement. In consideration for the Acquired Assets, Rokwader Acquisition Corp. will transfer to the five entities a total purchase price of $7,411,296. The total purchase price is comprised of $3,968,225 in cash and $3,443,071 in Rokwader Acquisition Corp. preferred stock valued at $3.75 per share.

Clean Freak USA, Inc., and its shareholders (“Sellers”) entered into a Stock Purchase Agreement, dated April 30, 2016 with Rokwader Acquisition Corp (“Buyer”). Clean Freak USA, Inc. is an entity comprising the Group. The Sellers agree to sell and Buyer agrees to purchase 100% of Clean Freak USA, Inc.’s stock in exchange for 800,000 shares of Rokwader Acquisition Corp. preferred stock valued at $3.75 per share. The exchange will occur in two phases. The first phase involves transfer of 400,000 shares of stock at the closing date in equal proportions to each of the five shareholders of Clean Freak USA, Inc. The other 400,000 shares of stock will be transferred when all of the Retained Car Wash Businesses are sold to Buyer pursuant to the Forward Purchase Agreements between Rokwader Acquisition Corp. and the Retained Car Washes. The stock will also be transferred in equal proportions to each of the five shareholders.

On April 30, 2016, four entities comprising the Group also entered into individual Lease Agreements with Rokwader Acquisition Corp. (“Tenant”) to lease the real estate each entity owns in Arizona. The term of the leases are for twenty-one years and shall include three five-year extensions at the option of the Tenant. The term of each lease shall commence on May 1, 2016. The terms of each entity lease is as follows:

1)	Tenant agrees to pay CF Car Wash I, LLC $380,000 for the first Lease Year. Beginning on the first day of the second Lease Year, and continuing on the first day of each Lease Year thereafter during the entire term, and any renewal term, the Base Rent shall increase by three percent per annum. Additionally, the Tenant agrees to pay CF Car Wash I, LLC the Actual Costs, meaning all expenses which the Group shall pay or become obligated to pay whether directly or through independent contractors), which are not paid directly by Tenant pertaining to the Property.
2)	Tenant agrees to pay CF Car Wash II, LLC $100,000 for the first Lease Year. Beginning on the first day of the second Lease Year, and continuing on the first day of each Lease Year thereafter during the entire term, and any renewal term, the Base Rent shall increase by three percent per annum. Additionally, the Tenant agrees to pay CF Car Wash II, LLC the Actual Costs, meaning all expenses which the Group shall pay or become obligated to pay whether directly or through independent contractors), which are not paid directly by Tenant pertaining to the Property.
3)	Tenant agrees to pay CF Car Wash Camelback, LLC $200,000 for the first Lease Year. Beginning on the first day of the second Lease Year, and continuing on the first day of each Lease Year thereafter during the entire term, and any renewal term, the Base Rent shall increase by three percent per annum. Additionally, the Tenant agrees to pay CF Car Wash Camelback, LLC the Actual Costs, meaning all expenses which the Group shall pay or become obligated to pay whether directly or through independent contractors), which are not paid directly by Tenant pertaining to the Property.

99.1-18

Clean Freak Car Wash Group

Notes to Combined Financial Statements

December 31, 2015 and 2014

8. Subsequent Events (Continued)

4)	Tenant agrees to pay CF Car Wash Chandler, LLC $180,000 for the first Lease Year. Beginning on the first day of the second Lease Year, and continuing on the first day of each Lease Year thereafter during the entire term, and any renewal term, the Base Rent shall increase by three percent per annum. Additionally, the Tenant agrees to pay CF Car Wash Chandler, LLC the Actual Costs, meaning all expenses which the Group shall pay or become obligated to pay whether directly or through independent contractors), which are not paid directly by Tenant pertaining to the Property.

In June 2016, four entities comprising the Group entered into a Real Estate Purchase and Sale Agreement with Lifestyle Property Partners, LP in which each entity agreed to sell the property in which its business operations are located in Arizona. The following entities entered into these Real Estate Purchase and Sale Agreements.

1)	CF Car Wash I, LLC agreed to sell the real estate for $5,066,667 of which $25,000 is payable within three business days (“Earnest Money”) after the full execution and delivery of this Agreement. At closing date of escrow, the Buyer will transfer the purchase price, less the Earnest Money.
2)	CF Car Wash II, LLC agreed to sell the real estate for $1,333,333 of which $25,000 is payable within three business days (“Earnest Money”) after the full execution and delivery of this Agreement. At closing date of escrow, the Buyer will transfer the purchase price, less the Earnest Money.
3)	CF Car Wash Camelback, LLC agreed to sell the real estate for $2,666,667 of which $25,000 is payable within three business days (“Earnest Money”) after the full execution and delivery of this Agreement. At closing date of escrow, the Buyer will transfer the purchase price, less the Earnest Money.
4)	CF Car Wash Chandler, LLC agreed to sell the real estate for $2,400,000 of which $25,000 is payable within three business days (“Earnest Money”) after the full execution and delivery of this Agreement. At closing date of escrow, the Buyer will transfer the purchase price, less the Earnest Money.

As part of each individual Real Estate Purchase and Sale Agreement with Lifestyle Property Partners, LP, each entity involved in these Agreements assigned the Lease Agreement they each entered into with Rokwader Acquisition Corp., dated April 30, 2016.

In May 2016, CF Car Wash Bell, LLC, an entity comprising of the Group, entered into a Real Estate Purchase Agreement with R&R Properties, RLLLP (“the Seller”) to purchase the property in which CF Car Wash Bell, LLC’s operations are located in Arizona. The property will be purchased by CF Car Wash Bell, LLC for $2,500,000. CF Car Wash Bell, LLC and the Seller agree to open an escrow for this transaction. The consummation and closing of this escrow will occur in 2016. On April 7, 2016, CF Car Wash Bell, LLC agreed to assign to Lifestyle Property Partners, LP to acquire title to the property related to the Real Estate Purchase Agreement.

In May 2016, the Group is potentially a party to a complaint filed by Allstate Fire and Casualty Insurance Company against a related entity. In addition to the complaint, an Offer of Judgment in the amount of $2,515.28 was filed relating to an incident that occurred on or about July 11, 2014. As of the date of this report, the case remains open.

On May 10, 2016 the Group is potentially a party to a complaint filed by USAA Casualty Insurance Company against a related entity in the amount of $3,309.67 related to an incident that occurred on October 19, 2014. As of the date of this report, the case remains open.

On February 24, 2016 the Group was served with a law suit from Advocates for American Disabled Individuals, LLC in the amount of $5,000 for an incident that occurred on December 13, 2015. The suit was settled in the amount of $4,500 on April 28, 2016 with prejudice. As part of the settlement related entities were also required to make corrections to their facilities within a sixty (60) day period. All entities subject to the suit complied within the required period and the suit was closed.

Management has evaluated subsequent events through the date of this report.

99.1-19